PIONEER SECOND ROUND VERBAL VOTING SCRIPT

INTRODUCTION
[shaded] Hello, my name is __________. I'm calling from DF King on behalf of the Pioneer Growth Trust. May I please speak to __________?

ADDRESS SHAREHOLDER NEEDS
[shaded] The Trustees of Pioneer Growth Trust mailed to you proxy materials that require your attention and I am calling to find out if you received these materials.

[shaded] Have you received the proxy materials in the mail?

         IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE/SHE REQUIRES. IF A NOBO, HE/SHE SHOULD CONTACT HIS/HER BROKER. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

[shaded] Are you familiar with the proposal?  Do you have any questions?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT THE BOARD OF TRUSTEES HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR. MANY QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTION.

ASK FOR THE VOTE
[shaded] If you have no other questions and it is convenient, may I record your vote verbally right now?

         ALLOW THE SHAREHOLDER TO GIVE YOU A RESPONSE. IF THE SHAREHOLDER SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, OFFER THE SHAREHOLDER TO "CONFIRM" THEIR VOTE WITH THE VERBAL VOTE. IF THERE ARE ONLY A FEW DAYS REMAINING BEFORE THE MEETING DATE INFORM THEM THAT, FOR WHATEVER REASON, THE FUND'S RECORDS INDICATE THAT IT HAS NOT YET RECEIVED THE SHAREHOLDER'S PROXY CARD.

         DEPENDING ON ANSWER, TAB DOWN AND CHOOSE EITHER "Y" OR "N". IF YOU ARE GOING TO TAKE A VOTE, THEN TURN ON THE TAPE RECORDER.

[shaded] Here's how we'll proceed. I will be recording this phone call. I will ask you for your name, confirmation of receipt of the materials, your address, and the last 4 digits of your social security number. Then I will take your vote. Within 72 hours, we will mail you a letter confirming your vote. Are you ready?

BEGIN THE VOTE
[shaded] At this time, I'll begin recording the call. First, I'll reintroduce myself: My name is __________, calling from DF King & Co on behalf of Pioneer Capital Growth Fund. Today's date is __________ and the time is __________.

[shaded] Could I please have your name?

[shaded] Have you received the proxy materials?

[shaded] Could I please have your address?

[shaded] And finally the last 4 digits of your social security number?

         INPUT THE LAST 4 DIGITS OF THE SSN. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS/HER SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL. IN THIS CASE, RETURN TO THE FIRST SCREEN (SHIFT TAB) AND HIT "N", WHICH WILL TAKE YOU TO THE DISPOSITION SCREEN.

ACTUAL VOTING
[shaded] Your Board of Trustees set fourth a proposal which they have studied carefully. They recommend that you vote in favor of that proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         CHOOSE EITHER "Y" OR "N". IF YOU ARE REQUIRED TO READ THE PROPOSAL, END THE PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?"

         THE VALID RESPONSES ARE:

                                    F = FOR PROPOSAL.
                                    A = AGAINST PROPOSAL.
                                    B = ABSTAIN.

CLOSING
[shaded] I have recorded your vote. You have voted __________. Is that correct?

         IF IT IS CORRECT, THEN CHOOSE "Y". IF YOU CHOOSE "Y" AT THIS POINT, IT IS TOO LATE NOT TO VOTE. DO NOT CHOOSE THIS "Y" UNLESS YOU ARE ABSOLUTELY CERTAIN THE SHAREHOLDER INTENDS TO VOTE. IF IT IS NOT CORRECT, THEN CHOOSE "N". THE CURSOR WILL RETURN TO THE TOP OF THE BALLOT AND ALLOW YOU TO MAKE THE APPROPRIATE CORRECTIONS.

[shaded] In the next 72 hours, we'll mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

         TURN OFF THE TAPE RECORDER. FINISH THE PHONE CALL. IF YOU GET A VERBAL VOTE, THE ONLY VALID DISPOSITION IS "01".

         IF YOU DO NOT GET A VERBAL VOTE, THEN YOU MAY USE ANY VALID DISPOSITION EXCEPT "01".

                    PIONEER SECOND ROUND VERBAL VOTING SCRIPT

INTRODUCTION
[shaded] Hello, my name is __________. I'm calling from DF King on behalf of the Pioneer Growth Trust. May I please speak to __________?

ADDRESS SHAREHOLDER NEEDS
[shaded] The Trustees of Pioneer Growth Trust mailed to you proxy materials that require your attention and I am calling to find out if you received these materials.

[shaded] Have you received the proxy materials in the mail?

         IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE/SHE REQUIRES. IF A NOBO, HE/SHE SHOULD CONTACT HIS/HER BROKER. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

[shaded] Are you familiar with the proposal?  Do you have any questions?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT THE BOARD OF TRUSTEES HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR. MANY QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTION.

ASK FOR THE VOTE
[shaded] If you have no other questions and it is convenient, may I record your vote verbally right now?

         ALLOW THE SHAREHOLDER TO GIVE YOU A RESPONSE. IF THE SHAREHOLDER SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, OFFER THE SHAREHOLDER TO "CONFIRM" THEIR VOTE WITH THE VERBAL VOTE. IF THERE ARE ONLY A FEW DAYS REMAINING BEFORE THE MEETING DATE INFORM THEM THAT, FOR WHATEVER REASON, THE FUND'S RECORDS INDICATE THAT IT HAS NOT YET RECEIVED THE SHAREHOLDER'S PROXY CARD.

         DEPENDING ON ANSWER, TAB DOWN AND CHOOSE EITHER "Y" OR "N". IF YOU ARE GOING TO TAKE A VOTE, THEN TURN ON THE TAPE RECORDER.

[shaded] Here's how we'll proceed. I will be recording this phone call. I will ask you for your name, confirmation of receipt of the materials, your address, and the last 4 digits of your social security number. Then I will take your vote. Within 72 hours, we will mail you a letter confirming your vote. Are you ready?

BEGIN THE VOTE
[shaded] At this time, I'll begin recording the call. First, I'll reintroduce myself: My name is __________, calling from DF King & Co on behalf of Pioneer Gold Shares. Today's date is __________ and the time is __________.

[shaded] Could I please have your name?

[shaded] Have you received the proxy materials?

[shaded] Could I please have your address?

[shaded] And finally the last 4 digits of your social security number?

         INPUT THE LAST 4 DIGITS OF THE SSN. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS/HER SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL. IN THIS CASE, RETURN TO THE FIRST SCREEN (SHIFT TAB) AND HIT "N", WHICH WILL TAKE YOU TO THE DISPOSITION SCREEN.

ACTUAL VOTING
[shaded] Your Board of Trustees set fourth a proposal which they have studied carefully. They recommend that you vote in favor of that proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         CHOOSE EITHER "Y" OR "N". IF YOU ARE REQUIRED TO READ THE PROPOSAL, END THE PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?"

         THE VALID RESPONSES ARE:

                                    F = FOR PROPOSAL.
                                    A = AGAINST PROPOSAL.
                                    B = ABSTAIN.

CLOSING
[shaded] I have recorded your vote. You have voted __________. Is that correct?

         IF IT IS CORRECT, THEN CHOOSE "Y". IF YOU CHOOSE "Y" AT THIS POINT, IT IS TOO LATE NOT TO VOTE. DO NOT CHOOSE THIS "Y" UNLESS YOU ARE ABSOLUTELY CERTAIN THE SHAREHOLDER INTENDS TO VOTE. IF IT IS NOT CORRECT, THEN CHOOSE "N". THE CURSOR WILL RETURN TO THE TOP OF THE BALLOT AND ALLOW YOU TO MAKE THE APPROPRIATE CORRECTIONS.

[shaded] In the next 72 hours, we'll mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

         TURN OFF THE TAPE RECORDER. FINISH THE PHONE CALL. IF YOU GET A VERBAL VOTE, THE ONLY VALID DISPOSITION IS "01".

         IF YOU DO NOT GET A VERBAL VOTE, THEN YOU MAY USE ANY VALID DISPOSITION EXCEPT "01".